EXHIBIT 10.1
***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT AGREEMENT NO.1

This Amendment Agreement No. 1, to the ‘‘200311 FPA Volvo Luminar Lidar Final’’ (“Amendment”) is between Volvo Car Corporation 556074-3089, with registered address at SE-405 31, Göteborg, Sweden, a corporation organized and existing under the laws of Sweden (“Volvo Cars”) and Luminar Technologies Inc., with registered address at 2601 Research Parkway Orlando, FL 32826 United States, a corporation organized and existing under the laws of The United States (“Supplier”).
Each of Volvo Cars and Supplier is hereinafter referred to as a “Party” and jointly as the “Parties”.
BACKGROUND
A.The Parties have entered into a Framework Purchase Agreement on 23 March 2020 (the “Agreement”).
B.The Parties now wish to amend the Agreement to the extent set out below.
C.Now, therefore, the Parties agree as follows:
1.SCOPE OF AMENDMENT
1.1The Agreement will be deemed amended to the extent herein provided and will, except as specifically amended, continue in full force and effect in accordance with its original terms. In case of any discrepancy between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Any definitions used in this Amendment shall, unless otherwise is stated herein, have the respective meanings set forth in the Agreement.
1.2The amendments to the provisions in the Agreement as stated in Section 2 below, such provisions highlighted for ease of reference in bold italics, shall come into force on the date this Amendment is signed by the last Party to sign it (as indicated by the date associated with that Party’s signature).
2.AMENDMENTS
2.1The Parties have agreed to change the Model I price cap. Therefore, the first sentence in paragraph 5 in Section 2.1.3 of the Agreement shall be deleted and substituted with the following:
‘‘Per the original agreement and way of working, the following table is an updated status of the Model I price according to volumes in table 2.2:

[***]
Most importantly, Luminar and Volvo are fully committed to the way of working and transparency set out in the original agreement, as this model is the key enabler and condition for Volvo coming to market with volumes at this scale by aggressively driving down cost. Luminar and Volvo will continue to iterate Model I utilizing the agreed way of working, while maintaining a long-term price target for Model I of [***].
[***]
2.2The Parties have agreed to change the volume estimates set forth in Section 2.1.5 in the Agreement. The volume tables in Section 2.1.5 of the Agreement shall therefore be deleted in its entirety and substituted with the following:
[***]

3.GENERAL PROVISIONS
3.1This Amendment is and should be regarded and interpreted as an amendment to the Agreement. The validity of this Amendment is therefore dependent upon the validity of the Agreement.
3.2No amendment of this Amendment will be effective unless it is in writing and signed by both Parties. A waiver of any default is not a waiver of any later default and will not affect the validity of this Amendment.
3.3Section 27 in the PMGTC, which is part of the Agreement, shall apply to this Amendment as well.
3.4The Parties may execute this Amendment in counterparts, including electronic copies, which taken together will constitute one instrument. This Amendment may be executed and delivered by email and upon such delivery the portable document format signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.
______________________________

[SIGNATURE PAGE FOLLOWS]

VOLVO CAR CORPORATION	LUMINAR TECHNOLOGIES INC.

By: /s/ Ann-Sofie Ekberg	By: /s/ Austin Russell

Printed Name: Ann-Sofie Ekberg	Printed Name: Austin Russell

Title: Head of SW procurement	Title: Founder & CEO

Date: June 23, 2021	Date: June 24, 2021

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date: